VOYA SEPARATE PORTFOLIOS TRUST

Voya Target Retirement 2025 Fund

(the “Disappearing Fund”)

Supplement dated November 22, 2024

to the Disappearing Fund’s Class A, Class I, Class R, and Class R6 Shares’ Prospectus and related Summary Prospectus and Statement of Additional Information, each dated September 30, 2024

On November 14, 2024, the Board of Trustees of Voya Separate Portfolios Trust approved a proposal to reorganize the Disappearing Fund with and into the following “Acquiring Fund” (the “Reorganization”):

Disappearing Fund	Acquiring Fund
Voya Target Retirement 2025 Fund	Voya Target In-Retirement Fund

Pursuant to disclosure in the Disappearing Fund’s Prospectus, the Reorganization is not subject to approval by shareholders of the Disappearing Fund. It is expected that the Reorganization will occur on or about August 8, 2025.

Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Acquiring Fund. For more information regarding the Acquiring Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE